SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

ARQULE, INC.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Presidential Way
Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED APRIL 21, 2004

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1 Text of Press Release dated April 21, 2004.

Item 12. Results of Operations and Financial Condition

On April 21, 2004 ArQule, Inc. issued a press release announcing its financial results for the first fiscal quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)
/s/ Louise A. Mawhinney
Louise A. Mawhinney
Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

Date: April 21, 2004